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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) AUGUST 13, 2002


                         YORK INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                  001-10863                    13-3473472
(State or Other Jurisdiction       (Commission)               (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)


631 S. RICHLAND AVENUE
YORK, PENNSYLVANIA                                                  17403
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code               (717) 771-7890

(Former name or former address, if changed since last report)     Not applicable


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ITEM 9. Regulation FD Disclosure

On August 13, 2002, Michael R. Young, principal executive officer, and C. David Myers, principal financial officer, of York International Corporation, submitted sworn statements to the SEC, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460, June 27, 2002).

Copies the statements are attached as Exhibit 99(i) and 99(ii).


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YORK INTERNATIONAL CORPORATION

                                      /s/ Jane G. Davis
                                      ---------------------------------------
Date:  August 13, 2002                 By:     Jane G. Davis
                                      Title:  Vice President, Secretary and
                                              General Counsel





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EXHIBIT INDEX

Exhibit                              Description
Number
 99(i)          Statement Under Oath of Principal Executive Officer dated August 13, 2002

 99(ii)         Statement Under Oath of Principal Financial Officer dated August 13, 2002



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